UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021
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PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
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Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Rogers Street, Cambridge, MA 02142-1209
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On July 6, 2021, Pegasystems Inc. (the “Company”). entered into an office space lease agreement (the “Lease”) with 275 Wyman LLC, a Delaware limited liability company, for approximately 131 thousand square feet located at 225 Wyman Street, Waltham, Massachusetts. The lease term of eleven years is expected to commence on August 1, 2021 (the “Lease Commencement Date”), subject to certain adjustments for the initial occupancy date.
The annual rent equals the base rent plus the Company’s portion of building operating costs and real estate taxes for the year. Rent first becomes payable on August 1, 2022, subject to adjustment based on the Lease Commencement Date. Base rent for the first year is $6 million and will increase by 3% annually. In addition, the Company will receive an improvement allowance from the landlord of $11.8 million.
The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Lease, which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
10.1***	Lease between Pegasystems Inc. and 275 Wyman LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*** Certain portions of this exhibit are considered confidential and have been omitted as permitted under SEC rules and regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	July 9, 2021	By:	/s/ EFSTATHIOS KOUNINIS
Efstathios Kouninis
Chief Accounting Officer, Vice President of Finance, and Treasurer
(Principal Accounting Officer)